                                                                    Exhibit 99.1

Subject To Revision
-------------------
REVISED SERIES TERM SHEET DATED SEPTEMBER 9, 2000
--------------------------------------------------

                          [LOGO OF GREENPOINT CREDIT]

                          $305,000,000 (approximate)
                            GreenPoint Credit, LLC
                              Seller and Servicer
 Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4



Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Credit, LLC Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4. The Series Term Sheet has been prepared based on information provided by GreenPoint Credit, LLC and is for informational purposes only and subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, First Union Securities, Inc., nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


Credit Suisse First Boston                          First Union Securities, Inc.

[LOGO OF GREENPOINT CREDIT]                                      CREDIT | FIRST
                                                                 SUISSE | BOSTON
Manufactured Housing Contact Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

PRELIMINARY INFORMATION ONLY

    ---------------------------------------------------------------------------------------
                                             CLASS A-1        CLASS A-2        CLASS A-3
    ---------------------------------------------------------------------------------------
    Amount /(1)/:                           $60,000,000      $145,000,000     $100,000,000

    Type:                                    Adjustable       Adjustable         Auction

    Coupon                                     [TBD]%           [TBD]%           [TBD]%

    Approximate Price:                         [TBD]%           [TBD]%           [TBD]%

    Yield (%):                                 [TBD]%           [TBD]%           [TBD]%

    Spread (bps)                                TBD               TBD           TBD/(2)/

    Ave Life (To Call):                         0.99             4.50             12.03

    Ave Life (To Maturity):                     0.99             4.50             13.32

    1st Principal Payment (To Call):           10/00             8/02             8/08

    Last Principal Payment (To Call):           8/02             8/08             7/15

    Last Principal Payment (To Maturity):       8/02             8/08             5/30

    Stated Maturity:                           11/10             5/22          8/31 /(3)/

    Expected Settlement:                      9/28/00           9/28/00          9/28/00

    Payment Delay:                             0 days           0 days           0 days

    Interest Payment Basis                    ACT/360           ACT/360          ACT/360

    Dated Date:                               9/28/00           9/28/00          9/28/00

    1st Distribution Date:                    10/23/00         10/23/00         10/23/00

    Ratings (Moody's/S&P):                    Aaa/AAA           Aaa/AAA          Aaa/AAA

    Pricing Date:                               TBD               TBD              TBD

    Prepayment Speed:                         200% MHP         200% MHP         200% MHP
    ---------------------------------------------------------------------------------------

    (1) The approximate certificate balance of the Class A Certificates may vary by plus or minus 5%.
    (2) The initial pass-through rate for the Auction Rate certificates will be set not later than September 27, 2000 and will not exceed the maximum auction rate. The pass-through rate for the Auction Rate certificates will be recalculated monthly pursuant to auction procedures.
    (3) Final stated maturity for Class A-3 is the twelfth month following the date on which the Contract with the latest schedule maturity date amortizes according to its term.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF GREENPOINT CREDIT]                                      CREDIT | FIRST
                                                                 SUISSE | BOSTON

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

TITLE OF SECURITIES:            GreenPoint Credit Manufactured Housing Contract
                                Trust Pass-Through Certificates, Series 2000-4

SELLER/SERVICER:                GreenPoint Credit, LLC ("GreenPoint")

TRUSTEE:                        Bank One, National Association

UNDERWRITERS:                   Credit Suisse First Boston Corporation (Lead),
                                First Union Securities, Inc. (Co-Manager on
                                Class A-1 and A-2 Certificates only)

CLASS A CERTIFICATES:           Class A-1, A-2 and A-3 Certificates; Class A-1
                                and A-2 Certificates are adjustable rate certificates and Class A-3 Certificates are auction rate certificates.

OTHER CERTIFICATES:             In addition to the Class A Certificates, the
                                Class R Certificates will be issued. The Class R
                                Certificates will be retained by an affiliate of GreenPoint, and are fully subordinated to the Class A Certificates.

COLLATERAL:                     The contract pool consists of fixed-rate
                                manufactured housing installment loans,
                                installment loan agreements and certain other assets.

COLLATERAL CUT-OFF DATE:        August 31, 2000

EXP. PRICING:                   Week of September 18, 2000

EXP. SETTLEMENT:                September 28, 2000

CREDIT ENHANCEMENT:             The credit enhancement is provided by

                                   . a Certificate Guaranty Insurance Policy by Financial Security Assurance Inc. ("FSA");

                                   . a swap to cover certain losses provided by GreenPoint Bank, if available;

                                   .  credit support from the Class R
                                      Certificates (excess spread).

FSA GUARANTY:                   FSA guarantees the timely payment of interest to
                                certificateholders and the scheduled payment of principal. FSA's claims paying ability is rated
                                AAA and Aaa by Standard & Poor's and Moody's
                                Investor Service, respectively.

GREENPOINT BANK CREDIT SWAP:    GreenPoint Bank will provide a swap to protect
                                investors against certain losses at the request of FSA. The swap will be available to cover losses up to a specified amount as determined by FSA. GreenPoint Bank is rated BBB and Baa2 by
                                Standard & Poor's and Moody's Investor Service, respectively. FSA can terminate the swap at any time in its sole discretion.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF GREENPOINT CREDIT]                                      CREDIT | FIRST
                                                                 SUISSE | BOSTON

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

PRIORITY OF DISTRIBUTIONS:      On each Distribution Date the Available
                                Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                   (1) first, to each class of the Class A
                                       Certificates, the related Interest
                                       Distribution Amount pro rata among the
                                       Class A Certificates for such
                                       Distribution Date;

                                   (2) second, the Formula Principal
                                       Distribution Amount to the Class A
                                       Certificates, in the following priority:

                                      (a) to the Class A-1 Certificates until
                                          the Class A-1 Certificate Balance is
                                          reduced to zero;

                                      (b) to the Class A-2 Certificates until
                                          the Class A-2 Certificate Balance is
                                          reduced to zero;

                                      (c) to the Class A-3 Certificates until
                                          the Class A-3 Certificate Balance is
                                          reduced to zero;

                                      (3) to the insurer, the insurer fee for
                                          that Distribution Date and any insurer
                                          fees accrued but unpaid from prior
                                          Distribution Dates;

                                      (4) amounts required to be deposited into
                                          the Spread Account as required by the
                                          Insurance Agreement;

                                      (5) any fees owed to the Auction Agent;

                                      (7) finally, any remainder to the Class R
                                          Certificates.

PRINCIPAL:                      For Class A-1 Certificateholders, principal will
                                be distributed pro rata among such Class of Certificates.

                                For Class A-2 Certificateholders, principal will be distributed pro rata among such Class of Certifcates.

                                For Class A-3 Certificates, distributions of principal will be made in round lots of $25,000 and integral multiples thereof and will be allocated to specific Class A-3 Certificates in accordance with the established random lot procedures of DTC, which may or may not be by random lot. On any Distribution Date on which principal is to be distributed to the Class A-3 Certificates, one or more holders of the respective certificates may receive no distributions of principal. In the event the principal amount of each respective certificate is less than $25,000 or the respective certificates are not longer held in book-entry form, principal will be distributed pro rata among the Class A-3 Certificateholders.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPONT CREDIT]                                       SUISSE | BOSTON

Manufactured Housing Contract trust Pass-Through Certificates, Series 200-4 September 19, 2000

HEDGE AGREEMENT:       FSA will require the Trust Fund to enter into a hedge
                       agreement with the hedge counterparty to provide FSA with a method to ensure payment of interest accrual at pass-through rates on the Class A Certificates, even if the weighted average interest rate accruing on the contracts
                       (net of servicing fees) is lower than the pass-through rates on the Class A Certificates. All payments to Certificateholders are unconditionally and irrevocably guaranteed by FSA. A default in the obligations of the hedge counterparty will not relieve FSA of its obligations to Certificateholders under the certificate guaranty insurance policy.

HEDGE COUNTERPARTY:    Credit Suisse First Boston International.

DISTRIBUTION DATE:     The 21/st/ day of each month (or if such 21/st/ day is
                       not a business day, the next succeeding business day), commencing on October 23, 2000.

RECORD DATE:           For the first Distribution Date, the close of business on
                       the Closing Date and with respect to subsequent
                       Distribution Dates, the close of business on the last business day preceding the Distribution Date.

COLLECTION PERIOD:     The calendar month immediately preceding the month of the
                       Distribution Date.

INTEREST PERIOD:       With respect to any Distribution Date and the Class A
                       Certificates, the Interest Period shall be the period from the preceding distribution date (or for the first distribution date, the Closing Date) through the day prior to the related distribution date.

OPTIONAL TERMINATION:  The Servicer may exercise its right to repurchase all outstanding Contracts on or after the date the aggregate principal balance of the outstanding Contracts is less than 10% of the sum of the original principal balance of the Contracts.

ERISA: Under current law, the purchase and holding of Class A-1, Class A-2 or Class A-3 certificates by or on behalf of, or with "plan assets" of, any employee benefit plan or retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code could result in non-exempt prohibited transactions under the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code. Accordingly, the Class A-1, Class A-2, and Class A-3 Certificates may not be acquired or held by or on behalf of, or with "plan assets" of, any employee benefit plan or retirement arrangement that is subject to ERISA and/or Section 4975 of the Internal Revenue Code.

SMMEA: The Class A-1, Class A-2 and Class A-3 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:            REMIC.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]                                      SUISSE | BOSTON

Manufactured Housing Contract trust Pass-Through Certificates, Series 200-4 September 19, 2000


AUCTION RATE PROCEDURES:    Auction Dates will take place on the business day
                            immediately preceeding the first day of each Auction
                            Period. The initial pass-through rate for the Class
                            A-3 Certificates will be set no later than September
                            27, 2000. The first Auction Date thereafter will be
                            October 20, 2000. Subsequent Auction Periods will coincide with the Interest Periods for the Class A-3
                            Certificates, which begin on the 21/st/ of each month (or if such 21/st/ day is not a business day, the next succeeding business day), commencing on October 23, 2000.

                            Bids are accepted on the prior date for each of the Class A-3 Certificates. Bid amounts and rates are collected by the Broker-Dealer. There are three types of Orders:

                              .    Hold Order--Submitted by an Existing
                                   Certificateholder, this order indicates the holder would like to continue as the current bondholder at the current principal amount, without regard to the rate charged. If an Existing Certificateholder does not notify the Broker-Dealer of a Bid or Sell Order, a Hold Order is assumed.

                              .    Bids--Submitted by either an Existing
                                   Certificateholder who is revising their bid from a prior auction, or a Potential Certificateholder entering the market.

                              .    Sell Order--Submitted by Existing
                                   Certificateholders who would like to exit the market.

                            A Dutch Auction methodology is used for determining the final pricing and allocation of the Auction Rate Certificates.

MAXIMUM AUCTION RATE:       The Maximum Auction Rate is the rate assigned to the
                            auction rate certificates if there is a failed auction (insufficient bids). In the case of Certificates that are "AAA" and "Aaa" rated, the Maximum Auction Rate is LIBOR plus 1.00%.

ALL HOLD RATE:              If in an auction, 100% of the Existing
                            Certificateholders submit Hold Orders, the Rate for that period will equal 90% of LIBOR for that period.

SOLE BROKER-DEALER:         Credit Suisse First Boston.

AUCTION AGENT:              Bankers Trust Company.

AUCTION RATE DESK CONTACTS: Call Lincoln Watkins or Tony Russo on the auction rate trading desk at (212) 325-3289.

FURTHER INFORMATION:        Call the ABS trading desk at (212) 325-2747, Fiachra
                            O'Driscoll at (212) 325-4940, John Herbert at (212)
                            325-2412, Susan Menkhaus at (212) 325-3475, or Phil
                            Li at (212) 325-5945.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]                                      SUISSE | BOSTON

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000


                             CONTRACT INFORMATION

THE CONTRACT POOL:       On the Closing Date, the Trust will purchase a pool of
                         fixed rate manufactured housing contracts (the
                         "Contracts") having an aggregate principal balance of approximately $305,000,000. The 7,416 contracts listed here have an aggregate scheduled principal balance as of August 31, 2000 of $304,995,294.38.




Number of Loans in Pool:                                        7,416

Total Pool Balance:                                 $  304,995,294.38

Average Outstanding Balance                         $       41,126.66

==========================================================================================================================
                                                               DOLLAR AMOUNT OF POOL          % OF TOTAL POOL BY DOLLAR
--------------------------------------------------------------------------------------------------------------------------
New:                                                              $   258,824,413.93                      84.86%

Used:                                                             $    46,170,880.45                      15.14%

Land Home:                                                        $   114,223,413.63                      37.45%

Maximum Scheduled Balance:                                        $       178,956.05
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
                                                           Average                MINIMUM                 MAXIMUM
--------------------------------------------------------------------------------------------------------------------------
Weighted Average Gross Rate:                               11.26%                 6.75%                     20.50%

Weighted Average Original Term (months):                  296.93                 12.00                     362.00

Weighted Average Remaining Term (months):                 293.18                  9.00                     360.00

Weighted Average Original LTV:                             86.63                  9.64                      99.41
--------------------------------------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]                                      SUISSE | BOSTON

Manufactured Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

          GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF CONTRACTS

          =========================================================
               STATE         COUNT    SCHEDULED BALANCE  % OF TOTAL
          ---------------------------------------------------------
          Alabama             308      $ 12,140,466.52     3.98%
          Arizona             225         9,092,370.69     2.98%
          Arkansas            181         6,759,877.24     2.22%
          California           90         3,025,124.88     0.99%
          Colorado            113         4,696,644.99     1.54%
          Delaware             44         1,721,395.35     0.56%
          Florida             352        16,755,062.73     5.49%
          Georgia             469        21,440,118.99     7.03%
          Idaho                39         1,749,679.06     0.57%
          Illinois            169         6,788,806.20     2.23%
          Indiana             216         8,210,973.74     2.69%
          Iowa                 56         1,753,929.32     0.58%
          Kansas               68         2,176,338.10     0.71%
          Kentucky            329        12,341,723.24     4.05%
          Louisiana           222         9,110,793.12     2.99%
          Maine                47         2,144,549.85     0.70%
          Maryland             34         1,189,446.19     0.39%
          Massachusetts         3           124,994.62     0.04%
          Michigan            245        11,095,711.75     3.64%
          Minnesota            80         2,811,870.60     0.92%
          Mississippi         177         5,320,659.58     1.74%
          Missouri            194         7,289,688.72     2.39%
          Montana              50         1,953,013.48     0.64%
          Nebraska             41         1,503,311.00     0.49%
          Nevada               29         1,183,507.71     0.39%
          New Hampshire        37         2,226,822.80     0.73%
          New Jersey            2           160,105.86     0.05%
          New Mexico          138         5,385,377.98     1.77%
          New York            268        14,002,796.18     4.59%
          North Carolina      611        25,781,350.96     8.45%
          North Dakota         22           888,476.01     0.29%
          Ohio                272        11,479,689.99     3.76%
          Oklahoma            204         7,381,348.48     2.42%
          Oregon               59         2,740,031.90     0.90%
          Pennsylvania        227         7,881,756.00     2.58%
          South Carolina      105         4,084,691.77     1.34%
          South Dakota         23         1,170,636.40     0.38%
          Tennessee           337        14,918,664.18     4.89%
          Texas               724        28,813,941.78     9.45%
          Utah                 10           556,202.47     0.18%
          Vermont              33         1,664,911.94     0.55%
          Virginia            283        12,535,536.79     4.11%
          Washington           55         3,041,222.32     1.00%
          West Virginia       178         5,620,620.54     1.84%
          Wisconsin            22           858,662.37     0.28%
          Wyoming              25         1,422,389.99     0.47%
          --------------------------------------------------------
          Total:            7,416      $304,995,294.38   100.00%
          --------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]

Manufacturing Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

                 DISTRIBUTION OF ORIGINAL AMOUNTS OF CONTRACTS

     ====================================================================
     ORIGINAL BALANCE            COUNT    SCHEDULED BALANCE   % OF TOTAL
     --------------------------------------------------------------------
     $ 2,500.01 -  5,000.00        15     $     64,033.04        0.02%
       5,000.01 -  7,500.00        62          394,550.83        0.13%
       7,500.01 - 10,000.00       148        1,296,678.26        0.43%
      10,000.01 - 12,500.00       222        2,459,972.46        0.81%
      12,500.01 - 15,000.00       254        3,467,171.98        1.14%
      15,000.01 - 17,500.00       268        4,315,040.42        1.41%
      17,500.01 - 20,000.00       273        5,086,060.17        1.67%
      20,000.01 - 22,500.00       326        6,893,436.99        2.26%
      22,500.01 - 25,000.00       387        9,195,188.02        3.01%
      25,000.01 - 27,500.00       420       11,003,876.37        3.61%
      27,500.01 - 30,000.00       438       12,546,464.21        4.11%
      30,000.01 - 32,500.00       388       12,131,185.50        3.98%
      32,500.01 - 35,000.00       349       11,751,305.09        3.85%
      35,000.01 - 40,000.00       650       24,330,084.87        7.98%
      40,000.01 - 45,000.00       543       22,967,072.30        7.53%
      45,000.01 - 50,000.00       488       23,115,768.30        7.58%
      50,000.01 - 55,000.00       420       22,018,632.28        7.22%
      55,000.01 - 60,000.00       354       20,265,108.50        6.64%
      60,000.01 - 65,000.00       287       17,926,419.61        5.88%
      65,000.01 - 70,000.00       232       15,687,082.91        5.14%
      70,000.01 - 75,000.00       182       13,183,782.20        4.32%
      75,000.01 - 80,000.00       170       13,184,173.74        4.32%
      80,000.01 - 85,000.00       129       10,590,089.94        3.47%
      85,000.01 +                 411       41,122,116.39       13.48%
     --------------------------------------------------------------------
                     Total:     7,416     $304,995,294.38      100.00%
     --------------------------------------------------------------------

(1) The largest original Contract amount is $179,333.05. The Scheduled Balance of this Contract represents 0.06% of the Pool Scheduled Principal Balance.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]

Manufacturing Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

                         DISTRIBUTION OF CONTRACT RATES

          =============================================================
            CURRENT RATE       COUNT    SCHEDULED BALANCE   % OF TOTAL
          -------------------------------------------------------------
             6.750  -   6.999      3     $    282,993.83     0.09%
             7.000  -   7.249      7          465,893.89     0.15%
             7.250  -   7.499      4          292,385.08     0.10%
             7.500  -   7.749     35        2,576,468.76     0.84%
             7.750  -   7.999     60        4,218,393.68     1.38%
             8.000  -   8.249     85        6,135,605.60     2.01%
             8.250  -   8.499    190       14,611,035.82     4.79%
             8.500  -   8.749    284       21,477,955.25     7.04%
             8.750  -   8.999    342       25,300,171.71     8.30%
             9.000  -   9.249    138        8,330,459.96     2.73%
             9.250  -   9.499    141        8,045,922.65     2.64%
             9.500  -   9.749    148        7,441,402.51     2.44%
             9.750  -   9.999    187       10,209,844.28     3.35%
            10.000  -  10.249    141        7,000,383.88     2.30%
            10.250  -  10.499    188        9,109,121.61     2.99%
            10.500  -  10.749    203       10,133,791.81     3.32%
            10.750  -  10.999    235       11,899,285.04     3.90%
            11.000  -  11.249    196        8,404,145.64     2.76%
            11.250  -  11.499    203        8,658,487.45     2.84%
            11.500  -  11.749    332       13,732,942.80     4.50%
            11.750  -  11.999    216        9,424,136.50     3.09%
            12.000  -  12.249    272       10,797,674.14     3.54%
            12.250  -  12.499    263        9,425,087.42     3.09%
            12.500  -  12.749    295       11,338,643.47     3.72%
            12.750  -  12.999    218        7,301,254.08     2.39%
            13.000  -  13.249    245        8,584,087.51     2.81%
            13.250  -  13.499    293        9,342,032.21     3.06%
            13.500  -  13.749    181        6,293,238.22     2.06%
            13.750  -  13.999    193        5,823,951.07     1.91%
            14.000  -  14.249    195        6,169,823.62     2.02%
            14.250  -  14.499    252        6,136,391.58     2.01%
            14.500  -  14.749    170        4,426,783.81     1.45%
            14.750  -  14.999    140        3,495,836.48     1.15%
            15.000  -  15.249    174        4,275,820.39     1.40%
            15.250  -  15.499    176        4,173,121.40     1.37%
            15.500  -  15.749     98        2,134,735.59     0.70%
            15.750  -  15.999     97        2,225,406.29     0.73%
            16.000  -  16.249    124        2,410,204.65     0.79%
            16.250  +            692       12,890,374.70     4.23%
-----------------------------------------------------------------------
                       Total:  7,416     $304,995,294.38   100.00%
-----------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]

Manufacturing Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

                                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACT

                     ========================================================================================
                         LTV RANGE                COUNT            SCHEDULED BALANCE           % OF TOTAL
                     ----------------------------------------------------------------------------------------
                      01.000  -   50.4999          167             $  2,832,193.41                 0.93%
                      50.500  -   60.4999          128                3,836,128.04                 1.26%
                      60.500  -   70.4999          214                7,310,371.46                 2.40%
                      70.500  -   80.4999        1,144               45,068,816.39                14.78%
                      80.500  -   85.4999          836               38,201,913.94                12.53%
                      85.500  -   90.4999        3,008              123,637,760.13                40.54%
                      90.500  -   95.4999        1,768               78,737,366.49                25.82%
                      95.4999 +                    151                5,370,744.52                 1.76%
                     ----------------------------------------------------------------------------------------

                                  Total:         7,416             $304,995,294.38               100.00%
                     ----------------------------------------------------------------------------------------

                                       REMAINING MONTHS TO MATURITY OF CONTRACTS

                    =========================================================================================

                      REMAINING TERM RANGE           COUNT         SCHEDULED BALANCE          % OF TOTAL
                    ------------------------------------------------------------------------------------------
                      1  -    30                      3            $     14,894.99               0.00%
                     31  -    60                     90                 921,991.06               0.30%
                     61  -    90                    128               1,900,636.44               0.62%
                     91  -   120                    549               8,904,562.62               2.92%
                    121  -   150                    145               2,759,127.47               0.90%
                    151  -   180                  1,219              29,338,930.65               9.62%
                    181  -   210                     18                 503,899.74               0.17%
                    211  -   240                  2,324              81,620,563.68              26.76%
                    241  -   270                     12                 556,183.34               0.18%
                    271  -   300                    201              10,207,889.87               3.35%
                    301  -   360                  2,727             168,266,614.52              55.17%
                    -----------------------------------------------------------------------------------------
                          Total:                  7,416            $304,995,294.38                100%
                    -----------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                 CREDIT | FIRST
[LOGO OF GREENPOINT CREDIT]

Manufacturing Housing Contract Trust Pass-Through Certificates, Series 2000-4 September 19, 2000

                          MHP PREPAYMENT SENSITIVITIES

                     ============================================================================================================
                                                      WAL       MATURITY        WAL         MATURITY        WAL         MATURITY
                     ------------------------------------------------------------------------------------------------------------

                                                          0% MHP                     150% MHP                    175% MHP
                                                          ------                     --------                    --------
                     To Call

                     Class A-1                        5.96         11/10          1.23          1/03          1.09          10/02
                     Class A-2                       16.26          5/22          5.69          8/10          5.03           7/09
                     Class A-3                       25.09         11/27         14.60          5/18         13.23          11/16

                     To Maturity

                     Class A-1                        5.96         11/10          1.23          1/03          1.09          10/02
                     Class A-2                       16.26          5/22          5.69          8/10          5.03           7/09
                     Class A-3                       25.48          5/30         15.84          5/30         14.51           5/30

                                                        200% MHP                    250% MHP                    275% MHP
                                                        --------                    --------                    --------
                     To Call

                     Class A-1                        0.99          8/02          0.82          4/02          0.76           3/02
                     Class A-2                        4.50          8/08          3.71          4/07          3.41           9/06
                     Class A-3                       12.03          7/15         10.09          4/13          9.28           4/12

                     To Maturity

                     Class A-1                        0.99          8/02          0.82          4/02          0.76           3/02
                     Class A-2                        4.50          8/08          3.71          4/07          3.41           9/06
                     Class A-3                       13.32          5/30         11.32          5/30         10.49           5/30
                     ------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or First Union Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and First Union Securities make no representations that the above referenced security will actually perform as described in any scenario presented.